                                                                    EXHIBIT 10.4

                         CORPORATE GOVERNANCE AGREEMENT



       This Agreement is entered into as of November 12, 1999 by Stericycle, Inc., a Delaware corporation (the "Company"), and the Persons whose names are set forth on the attached Schedule I (collectively, the "Investors").

       A. The Company and the Investors are concurrently closing an Amended and Restated Series A Convertible Preferred Stock Purchase Agreement, dated September 26, 1999 (the "Purchase Agreement"), pursuant to the terms and conditions of which the Company is issuing and selling to the Investors, and the Investors are purchasing from the Company, 75,000 of Series A Convertible Preferred Stock (the "Preferred Shares").

       B. The Parties' execution and delivery of this Agreement is a condition of their respective obligations to close the Purchase Agreement.

       The Parties agree as follows:

       1. DEFINITIONS. Capitalized terms which are used in this Agreement without being defined have the same meanings that they are given in the Purchase Agreement. In addition, the following terms have these meanings.

       BOARD OF DIRECTORS or BOARD means the Company's board of directors.

       CONVERTED SHARES means the shares of Common Stock actually received by an Investor or a Permitted Transferee upon conversion of some or all of the Preferred Shares.

       INITIAL INTEREST means the aggregate number of shares of Common Stock into which the Preferred Shares may be converted as of Closing.

       INVESTOR NOMINEE means any person nominated by the Permitted Owners to serve as a director of the Company pursuant to this Agreement.

       PERMITTED OWNER means (i) an Investor, for as long as the Investor continues to be the beneficial owner of Shares, and (ii) each Permitted Transferee, for as long as the Permitted Transferee continues to be the beneficial owner of Shares.

       PERMITTED TRANSFEREE means (i) any other Investor, (ii) any Affiliate (including any partner) of any Investor to whom an Investor or another Affiliate of any Investor Transfers Preferred Shares or Converted Shares, (iii) any other Person to whom an Investor or an Affiliate of any Investor Transfers Preferred Shares or Converted Shares with the prior written consent of the Board of Directors and (iv) any Person to whom a transferee described in clause (iii) Transfers Preferred or Converted Shares with the prior written consent of the Board of Directors. In no event shall any Person who acquires Converted Shares pursuant to a Rule 144 Sale or an offering registered under the Securities Act be considered a Permitted Transferee. No Transfer otherwise permissible shall be effective unless the transferee agrees in writing expressly for the Company's benefit to be bound by the provisions of this Agreement, and in this event, the transferor shall not be liable for the transferee's performance of its obligations under this Agreement.

       RULE 144 SALE means a transaction exempt from registration pursuant to Rule 144 under the Securities Act.

       SHARES means, at any time, the aggregate number of (i) Converted Shares then held by the Investor and Permitted Transferees, (ii) Converted Shares that the Investors and Permitted Transferees then have the right to receive upon a conversion of all Preferred Shares then held by them and (iii) any other shares of Common Stock then held by the Investors and Permitted Transferees.

       TRANSFER means to sell, assign, transfer (voluntarily or involuntarily), exchange (by merger or otherwise) or otherwise dispose of or to grant a lien, encumbrance, pledge or other form of security interest.

       2.  CORPORATE GOVERNANCE.

       2A. APPOINTMENT OF INVESTOR NOMINEES. Effective as of Closing, the Company shall increase the size of its Board of Directors from seven directors to nine directors, and the Board shall appoint two Investor Nominees designated by the Investors to fill the vacancies created. An Investor Nominee shall serve on each committee of the Board.

       2B.  MAINTENANCE OF DIRECTORSHIPS.

       (a) For as long as Shares representing at least 50% in the aggregate of the Initial Interest are beneficially owned by Permitted Owners, Permitted Owners shall continue to have the right to designate two persons who shall be the Company's nominees for election to the Company's Board of Directors. The Company shall nominate each person so designated and shall use reasonable efforts to have the two nominees of the Permitted Owners elected to its Board of Directors. (The Company's obligations under this Section 2B(a) shall be deemed satisfied if two persons are elected to the Board by holders of Preferred Shares pursuant to the Certificate of Designation).

       (b) If Shares representing at least 50% in the aggregate of the Initial Interest cease to be beneficially owned by Permitted Owners, one of the two Investor Nominees (as specified by the Permitted Owners) shall immediately resign as a director upon the Company's written request. For as long as Shares representing at least 25% in the aggregate of the Initial Interest are beneficially owned by Permitted Owners, Permitted Owners shall continue to have the right to designate one person who shall be the Company's nominee for election to the Company's Board of Directors. The Company shall nominate the person so designated and shall use reasonable efforts to have the nominee of the Permitted Owners elected to its Board of Directors. (The Company's obligations under this Section 2B(b) shall be deemed satisfied if one person is elected to the Board by holders of Preferred Shares pursuant to the Certificate of Designation).

       (c) If at any time Shares representing at least 25% in the aggregate of the Initial Interest cease to be beneficially owned by Permitted Owners, Permitted Owners shall cease to be entitled to designate any person for nomination by the Company for election to its Board of Directors, and the Investor Nominee currently serving as a director (or both Investor Nominees currently serving as directors, as the case may be) shall immediately resign upon the Company's written request.

       2C. REMOVAL AND REPLACEMENT.

       (a) If at any time Permitted Owners notify the Board of Directors of their wish to remove any incumbent Investor Nominee as a director, the Board shall vote to remove the Investor Nominee (if his or her removal is permitted under the Company's by-laws and the Delaware General Corporation Law). Removal of an incumbent Investor Nominee by the Board otherwise than at the request of the Permitted Owners shall require their prior written consent unless the removal is based upon the Investor Nominee's willful misconduct.

       (b) If at any time a vacancy is created on Board of Directors by reason of the incapacity, death, removal or resignation of an incumbent Investor Nominee, the Permitted Owners shall designate a person to fill the vacancy (who promptly shall be appointed by the incumbent directors). If the Permitted Owners nominate an Investor Nominee for election to the Board of Directors and the Company's stockholders fail to elect him or her to office, the Board of Directors shall increase the number of directors on the Board of Directors by one (if necessary to permit the appointment of a substitute Investor Nominee), and the Investor and its Permitted Transferees shall be entitled to designate a substitute Investor Nominee to fill the resulting vacancy. The incumbent directors shall promptly appoint the substitute Investor Nominee as a director.

       (c) At each meeting of stockholders of the Company at which directors are elected, the nominees for directors proposed by the Company shall include the Investor Nominee or Nominees required pursuant to this Agreement.

       2D. INVESTOR NOMINEE.

       Each incumbent Investor Nominee shall receive notice of each meeting of the Board of Directors at the same time and in the same manner as other members of the Board. Each incumbent Investor Nominee shall be entitled to indemnification rights, travel and expense reimbursement and compensation substantially similar to those of other non-employee directors of the Company. The Company shall at all times maintain a directors' and officer' insurance policy covering each incumbent Investor Nominee that provides in the aggregate substantially the same coverage as the policy covering the current directors of the Company as of the date of this Agreement.

       2E. OBSERVER

       If under Section 2B the Permitted Owners are entitled to designate only one person as the Company's nominee for election to its Board of Directors, the following provisions shall apply:

           (1) if the Permitted Owners' designee was selected by the Bain Investors, the MDP Investors shall be entitled to designate one other person to attend meetings of the Company's Board of Directors as an observer (but not as a participant) for as long as Shares representing at least 25% in the aggregate of the MDP Investors' Initial Interest continue to be beneficially owned by the MDP Investors; and

           (2) if the Permitted Owners' designee was selected by the MDP Investors, the Bain Investors shall be entitled to designate one other person to attend meetings of the Company's Board of Directors as an observer (but not as a participant) for as long as Shares representing at least 25% in the aggregate of the Bain Investors' Initial Interest continue to be beneficially owned by the Bain Investors.

The observer designated by the MDP Investors or the Bain Investors, as the case may be, shall receive notice of each meeting of the Board of Directors at the same time and in the same manner as the members of the Board. The Company shall have the right to approve the observer designated by the MDP Investors or the Bain Investors, as the case may be, (but shall not unreasonably withhold or delay its approval).

       2F. ACTIONS BY PERMITTED OWNERS.

       Any action by Permitted Owners under this Section 2 shall be by majority vote of the Permitted Owners, with each Preferred Share having a number of votes equal to the number of Converted Shares into which it may then be converted, and each Converted Share having one vote.

       3. CERTAIN ACTIONS OF THE COMPANY.

       3A. ACTIONS. Subject to Section 3B, the Company shall not do any of the following (whether in one or a series of related actions or transactions) without the approval of holders of a majority of the Shares then beneficially owned by Permitted Owners:

           (1) declare or pay any dividend or other payment to holders of Common Stock or any other securities junior in right of payment to the Preferred Shares;

           (2) increase the size of the Company's Board (other than pursuant to Sections 2A and 2C(b));

           (3) merge or consolidate with, or permit any Subsidiary to merge or consolidate with, any Person (other than a merger or consolidation between the Company and a wholly-owned Subsidiary or between one wholly-owned Subsidiary and another), or acquire, or permit any Subsidiary to acquire, any interest in any Person or business (whether by purchase of assets, purchase of stock, merger or otherwise), involving an aggregate consideration (including assumed liabilities) exceeding $20,000,000 in any one transaction or series of related transactions or exceeding $50,000,000 in any 12-month period;

           (4) divest or dispose of, or permit any Subsidiary to divest or dispose of, any business or other assets (other than obsolete or worn-out assets), whether by sale of assets, sale of stock, merger or otherwise, involving an aggregate consideration exceeding $20,000,000 in any one transaction or series of related transactions or exceeding $50,000,000 in any 12-month period;

           (5) become subject to or permit any Subsidiary to become subject to, or amend, any Contract which by its terms would restrict the Company's right to perform the provisions of this Agreement, the Registration Agreement, the Certificate of Designation, the Company's certificate of incorporation and the Company's bylaws that benefit the Investors;

           (6) enter into or amend, or permit any Subsidiary to enter into or amend, any Contract, transaction or arrangement with any of its or any Subsidiary's officers, directors, employees, stockholders or Affiliates, except for (i) customary employment and director arrangements consistent with past practice, (ii) benefit programs on reasonable terms consistent with past practice, (iii) transactions or arrangements between the Company and any wholly-owned Subsidiary or between one wholly-owned Subsidiary and another (treating 3CI Complete Compliance Corporation as a wholly-owned Subsidiary for purposes of this clause (iii)), and (iv) transactions with an Affiliate that arise solely as a result of owning an equity interest in the Affiliate; or

           (7) directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur"), or permit any Subsidiary to incur, any Indebtedness (including Acquired Debt), and the Company shall not issue any Disqualified Stock and will not permit any Subsidiary to issue any shares of preferred stock; provided, however, that the Company may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock, and the Company's Subsidiaries may incur Indebtedness or issue preferred stock, if the Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or preferred stock is issued would have been at least
       1.75 to 1.0 in the case of any such incurrence or issuance occurring on or prior to the second anniversary of the date of Closing and 2.0 to 1.0 in the case of any such incurrence or issuance that occurs thereafter, in each case determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the preferred stock or Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period.

Capitalized terms used in Section 3A(7) which are not defined elsewhere in this Agreement have the same meanings that the same or corresponding terms are given in the trust indenture to be entered into by the Company in connection with its offering of the Subordinated Notes (the "Trust Indenture"). The restriction in
Section 3A(7) shall not prohibit the incurrence of any Permitted Debt (as "Permitted Debt" is defined in connection with the corresponding covenant by the Company under the Trust Indenture), but only to the extent that the actual definitions in the Trust Indenture of "Permitted Debt" and the other capitalized terms used in Section 3A(7) which are not defined elsewhere in this Agreement are no more permissive or otherwise favorable to the Company than the definitions used in the description of the Subordinated Notes that the Company has provided to the Investors (being a draft prepared by Latham & Watkins dated July 16, 1999, bearing the following footer on each page: NY_DOCS\356862[W97]).

       3B. TERMINATION. The restriction in Section 3A(1) shall terminate when Permitted Owners cease beneficially to own Preferred Shares representing at least 25% in the aggregate of the Initial Interest. The restriction in Section 3A(2) shall terminate when Permitted Owners cease to be entitled under both this Agreement and the Certificate of Designation to nominate any person for election to the Company's Board of Directors. The restrictions in each of Sections 3A(3),
(4), (5), (6) and (7) shall terminate when Permitted Owners cease beneficially to own Shares representing at least 20% in the aggregate of the Initial Interest.

       4. STANDSTILL AND RESTRICTIONS ON TRANSFER.

       4A. STANDSTILL. Unless previously agreed to in writing by the Company, until the earliest to occur of (x) the date on which the Investors and Permitted Transferees cease beneficially to own any Shares, (y) the Investors have completed a distribution of all Shares to their partners, or (z) the first anniversary of the date of this Agreement, Permitted Owners shall not: (i) acquire any securities of the Company (other than upon conversion of Preferred Shares) if, after the acquisition, they would beneficially own more than 30% of the voting power of the Company's outstanding securities; or (ii) acquire, or attempt to acquire, directly or indirectly, control of the Company (through a proxy contest or otherwise) or any of the Company's businesses or assets, except, in each case, (a) in response to a proposal that has been made to the Company's stockholders that would materially and adversely affect the Investors or their investment in the Company or the Shares or (b) pursuant to the exercise of preemptive or purchase rights under the Purchase Agreement or the Certificate of Designation.

       4B. RESTRICTIONS ON TRANSFER. Prior to the fifth anniversary of the date of this Agreement, except for Transfers to a Permitted Transferee, no Permitted Owner shall Transfer any Preferred Shares. This restriction shall not apply to
(i) the Transfer of any Preferred Shares which a Permitted Owner has a right to have redeemed pursuant to Section 5A of the Certificate of Designation but which for any reason the Company has failed to redeem within 30 days after the Permitted Owner's exercise of his or its redemption right (ii) or to the Transfer of any securities other than Preferred Shares. The right of a Permitted Owner under the preceding sentence shall be in addition to any other rights and remedies available to the Permitted Owner at law or in equity.

       5.  MISCELLANEOUS.

       5A. NOTICES. All Notices under this Agreement shall be in writing and sent by certified or registered mail, overnight messenger service, telecopier or personal delivery, as follows:

       (a) if to Stericycle, to:

                                            Stericycle, Inc.
                                            28161 North Keith Drive
                                            Lake Forest, Illinois 60045

                          Attention:   Mr. Mark C. Miller
                                       President and Chief Executive Officer
                          Telecopier:  (847) 367-9493

           with a required copy to:

                                       Johnson and Colmar
                                       300 South Wacker Drive
                                       Suite 1000
                                       Chicago, Illinois 60606
                                       Attention:  Craig P. Colmar, Esq.
                                       Telecopier: (312) 922-9283

(b) if to the Bain Investors, in care of:

                                       Bain Capital, Inc.
                                       Two Copley Place
                                       Boston, Massachusetts 02116
                                       Attention:  Mr. Stephen G. Pagliuca
                                                   Mr. Robert Gay
                                                   Mr. John P. Connaughton
                                                   Mr. Joe Pretlow
                                       Telecopier: (617) 572-3274

           with a required copy to:

                                       Kirkland & Ellis
                                       200 East Randolph Drive
                                       Chicago, Illinois 60601
                                       Attention:      Jeffrey C. Hammes, P.C.
                                       Telecopier:     (312) 861-2200

(c) if to the MDP Investors, in care of:

                                       Madison Dearborn Partners, Inc.
                                       Three First National Plaza
                                       Suite 3800
                                       Chicago, Illinois 60602
                                       Attention:  Mr. Thomas R. Reusche
                                       Telecopier: (312) 895-1001

           with a required copy to:

                                       Kirkland & Ellis
                                       200 East Randolph Drive
                                       Chicago, Illinois 60601
                                       Attention:   Michael H. Kerr, P.C.
                                       Telecopier:  (312) 861-2200

All Notices sent by certified or registered mail shall be considered to have been given three business days after being deposited in the mail. All Notices sent by overnight courier service, telecopier or personal delivery shall be considered to have been given when actually received by the intended recipient. A Party may change its address for purposes of this Agreement by Notice in accordance with this Section 5A.

         5B. WAIVER. The rights and remedies of the Parties are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement shall operate as a waiver of that right, power or privilege, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise of that right, power or privilege or the exercise of any other right, power or privilege. All waivers shall be in writing signed by the Party to be charged with the waiver, and no waiver that may be given by a Party shall be applicable except in the specific instance for which it is given.

         5C. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements between the Parties with respect to its subject matter (including the standstill provision of any confidentiality agreement between the Parties) and constitutes a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement may not be amended except by a written agreement signed by the Party to be charged with the amendment.

         5D. NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall be considered to give any Person other than the Parties (and Permitted Transferees) any legal or equitable right, claim or remedy under or in respect of this Agreement or any provision of this Agreement. This Agreement and all of its provisions are for the sole and exclusive benefit of the Parties and their respective successors and permitted assigns.

         5E. EQUITABLE RELIEF. In addition to any other remedies which may be available, the Company and each Permitted Owner shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this Agreement, the Purchase Agreement, the Registration Rights Agreement or the Certificate of Designation by another Party, and neither the Company nor any Permitted Owner nor the Investor Nominee or Nominees shall oppose the granting of such relief.

         5F. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement which is held invalid or unenforceable only in part shall remain in full force and effect to the extent not held invalid or unenforceable.

         5G. CAPTIONS. The captions of sections of this Agreement are for convenience only and shall not affect this the construction or interpretation of this Agreement.

         5H. CONSTRUCTION. All references in this Agreement to "Section" or "Sections" refer to the corresponding section or sections of this Agreement. All words used in this Agreement shall be construed to be of the appropriate gender or number as the context requires. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         5I. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original copy of this Agreement and all of which, when taken together, shall be considered to constitute one and the same agreement.

         5J. GOVERNING LAW. This Agreement shall be governed by the Laws of the State of Illinois without regard to conflicts of laws principles.

         5K. BINDING EFFECT. This Agreement shall apply to, be binding in all respects upon and inure to the benefit of Parties and their respective successors and permitted assigns.

       In witness, the Parties have executed this Agreement.

                              STERICYCLE, INC.

                              By:    /s/ Frank J.M. ten Brink
                                     ---------------------------------
                                       Name: Frank J.M. ten Brink
                                       Title: CFO


                              BAIN CAPITAL FUND VI, L.P.

                              By:    Bain Capital Partners VI, L.P.
                                     Its:  General Partner

                              By:    Bain Capital Investors VI, Inc.
                                     Its:  General Partner

                              By:    /s/ John P. Connaughton
                                     ---------------------------------
                                       A Managing Director

                              BCIP ASSOCIATES II

                              By:    Bain Capital, Inc.
                                     Its:  Managing Partner

                              By:    /s/ John P. Connaughton
                                     ---------------------------------
                                       A Managing Director

                              BCIP ASSOCIATES II-B

                              By:    Bain Capital, Inc.
                                     Its:  Managing Partner

                              By:    /s/ John P. Connaughton
                                     ---------------------------------
                                       A Managing Director

                              BCIP ASSOCIATES II-C

                              By:    Bain Capital, Inc.
                                     Its:  Managing Partner

                              By:    /s/ John P. Connaughton
                                     ---------------------------------
                                       A Managing Director

                              BCIP TRUST ASSOCIATES II

                              By:    Bain Capital, Inc.
                                     Its:  Managing Partner

                              By:    /s/ John P. Connaughton
                                     ----------------------------------------
                                       A Managing Director

                              BCIP TRUST ASSOCIATES II-B

                              By:    Bain Capital, Inc.
                                     Its:  Managing Partner

                              By:    /s/ John P. Connaughton
                                     ----------------------------------------
                                       A Managing Director

                              SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                              By:    [signature illegible]
                                     ----------------------------------------
                                       A Managing Director

                              PEP INVESTMENTS PTY. LIMITED

                              By:    Bain Capital, Inc.
                                     Its:  Attorney-in-Fact

                              By:    /s/ John P. Connaughton
                                     ----------------------------------------
                                       A Managing Director

                              BROOKSIDE CAPITAL PARTNERS, L.P.

                              By:    /s/ Ed [last name illegible]
                                     ----------------------------------------
                                       A Managing Director

                              RANDOLPH STREET PARTNERS II

                              By:    [signature illegible]
                                     ----------------------------------------
                                       A General Partner

                              MADISON DEARBORN CAPITAL PARTNERS III, L.P.

                              By:    Madison Dearborn Partners III, L.P.
                                     Its:  General Partner

                              By:    Madison Dearborn Partners, LLC
                                     Its:  General Partner

                              By:    /s/ Thomas R. Reusche
                                     ----------------------------------------
                                       A Managing Director

                              MADISON DEARBORN SPECIAL EQUITY III, L.P.

                              By:    Madison Dearborn Partners III, L.P.
                                     Its:  General Partner

                              By:    Madison Dearborn Partners, LLC
                                     Its:  General Partner

                              By:    /s/ Thomas R. Reusche
                                     ----------------------------------------
                                       A Managing Director

                              SPECIAL ADVISORS FUND I, LLC

                              By:    Madison Dearborn Partners III, L.P.
                                     Its:  Manager

                              By:    Madison Dearborn Partners, LLC
                                     Its:  General Partner

                              By:    /s/ Thomas R. Reusche
                                     ----------------------------------------
                                       A Managing Director

                                   SCHEDULE I


                                    INVESTORS

NAME AND ADDRESS                                    NUMBER OF SHARES PURCHASED            PURCHASE PRICE
Bain Capital Fund VI, L.P.                               25,403.76                      $      25,403,759
c/o Bain Capital, Inc.
Two Copley Place
Boston, Massachusetts 02116

BCIP Associates II                                        4,491.38                      $        4,491,378
c/o Bain Capital, Inc.
Two Copley Place
Boston, Massachusetts 02116

BCIP Associates II-B                                        615.62                      $          615,619
c/o Bain Capital, Inc.
Two Copley Place
Boston, Massachusetts 02116

BCIP Associates II-C                                      1,319.76                      $        1,319,760
c/o Bain Capital, Inc.
Two Copley Place
Boston, Massachusetts 02116

BCIP Trust Associates II                                  1,291.22                      $        1,291,222
c/o Bain Capital, Inc.
Two Copley Place
Boston, Massachusetts 02116

BCIP Trust Associates II-B                                  206.08                      $          206,084
c/o Bain Capital, Inc.
Two Copley Place
Boston, Massachusetts 02116

Sankaty High Yield Asset Partners, L.P.                   1,856.25                      $        1,856,250
c/o Bain Capital, Inc.
Two Copley Place
Boston, Massachusetts 02116

PEP Investments Pty. Limited                                 84.68                      $           84,678
c/o Bain Capital, Inc.
Two Copley Place
Boston, Massachusetts 02116

Brookside Capital Partners, L.P.                          1,856.25                      $        1,856,250
c/o Bain Capital, Inc.
Two Copley Place
Boston, Massachusetts 02116

Randolph Street Partners II                                 375.00                      $          375,000

200 East Randolph Drive
Chicago, Illinois 60601

Madison Dearborn Capital Partners III, L.P.              36,538.68                      $       36,538,683
c/o Madison Dearborn Partners, Inc.
Three First National Plaza
Suite 3800
Chicago, Illinois 60602

Madison Dearborn Special Equity III, L.P.                   811.32                      $          811,317
c/o Madison Dearborn Partners, Inc.
Three First National Plaza
Suite 3800
Chicago, Illinois 60602

Special Advisors Fund I, LLC                                 150.0                      $          150,000
c/o Madison Dearborn Partners, Inc.
Three First National Plaza
Suite 3800
Chicago, Illinois 60602                                 ----------                      ------------------

                                                            75,000                      $       75,000,000